EXHIBIT 99.1

January 2018 Social Casino Table Games Premium EGMs Orion Core EGMs ICON Specialty EGMs Big Red Table Equipment Lender Presentation

1 Forward - Looking and Cautionary Language This presentation contains, and oral statements made from time to time by our representatives may contain, forward - looking state ments based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Se cur ities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements include statements r egarding the public offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “ant ici pates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclus ion of forecasts or projections. All forward - looking statements are based on current expectations and projections of future events. These forward - looking statements reflect the current views, models, and assumptions of PlayAGS, Inc. ("AGS") and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in AGS’s performance to differ materially fro m those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the ability of AG S t o maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, su ccessfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions and other factors set f ort h under “Risk Factors” in AGS's registration statement on Form S - 1 filed with the Securities and Exchange Commission ("SEC") on January 19, 20 18, as such factors may be updated from time to time in AGS's periodic filings with the SEC, which are accessible at www.sec.gov. All forward - looki ng statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual re sults, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward - looking statements speak only to the facts and circumstances present as of the date of this presentation. AGS expressly disclaims any obligation to update or revise any fo rwa rd - looking statements, whether as a result of new information, future events or otherwise. Non - GAAP Financial Information We have provided Credit Agreement Pro Forma Adjusted EBITDA in this presentation, which is a non - GAAP financial measure. Non - GAA P financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in unde rst anding and assessing our financial results. Therefore, non - GAAP financial measures should not be considered in isolation or as an alternati ve or superior to GAAP measures. You should be aware that our presentation of these measures may not be comparable to similarly - titled measures us ed by other companies. For more information on the use of Non - GAAP measures, please see the reconciliations to the nearest GAAP measure incl uded in this presentation. DISCLAIMER

2 AGS – Situation Update Successfully Priced IPO, Proceeds Used for Deleveraging ▪ PlayAGS, Inc. (“AGS”) successfully priced its IPO on January 25, 2018, priced at $16.00 / share resulting in $164mm of gross proceeds • Proceeds used to redeem all outstanding HoldCo PIK notes and for general corporate purposes • If the greenshoe is exercised we anticipate receiving $23mm of net proceeds ▪ Pro Forma Net Debt / LTM Credit Agreement Pro Forma Adjusted EBITDA (“CA PF Adj. EBITDA”) (1)(2)(3) of 4.1x (3.9x assuming the greenshoe is exercised) Closing Of Rocket Gaming Systems ▪ Completed acquisition of certain assets of or operated by Rocket Gaming Systems, LLC (“Rocket”) for $57mm, representing 5.7x annualized Rocket EBITDA of ~$10mm ▪ The acquisition expands AGS’ product offering in Class II floor positions in the U.S. by adding Rocket’s installed base of ~1,600 units Continued Outperformance in Q4 ▪ EGM installed base increased from 20,851 in Q4’16 to 23,821 in Q4’17 (14% increase) ▪ EGM equipment sales increased from 260 units in Q4’16 to 697 units in Q4’17 (168% increase) ▪ Total Revenue increased from $42.7mm in Q4’16 to $55.5mm – $57.5mm in Q4’17 (32% increase) ▪ EGM Adjusted EBITDA increased from $23.0mm in Q4’16 to $25.0mm – $26.5mm in Q4’17 (12% increase) Contemplated Repricing ▪ AGS is seeking to reprice its existing $513mm First Lien Term Loan • Annual interest savings of $6mm+ (4) at target spread reduction of 125 bps ▪ No change to the 1% LIBOR floor, maturity and maximum Net First Lien Leverage Ratio financial covenant ▪ Upon effectiveness of this repricing, the 101% soft call premium will be reset for six months ▪ Pro forma for the initial public offering, AGS will have a much stronger credit profile with higher interest coverage and significantly reduced leverage (1) LTM as of 9/30/17 (2) Pro Forma for Rocket Gaming Systems acquisition (3) Adjusted EBITDA as defined in the Credit Agreement. Please refer to the reconciliation of CA PF Adj. EBITDA to the nearest GA AP measure on slide 7 of this presentation (4) Assumes Term Loan repriced to L + 425

TRANSACTION AND CAPITAL STRUCTURE OVERVIEW

($ in mm)

Sources and Uses of Funds

Sources of Funds

Repriced 1st Lien Term Loan	$513
Cash from Balance Sheet	1
Total Sources	**$514**

Uses of Funds

Repriced 1st Lien Term Loan	$513
Financing Fees & Expenses	1
Total Uses	**$514**

Capitalization

	Actual 12/31/17	Pro Forma Post IPO	Pro Forma Repricing
Cash and Cash Equivalents	$19	$15	$14
Existing Revolver ($30mm)	-	-	-
Existing 1st Lien Term Loan	513	513	513
Equipment Debt	3	3	3
HoldCo PIK Notes[1]	154	-	-
Total Debt	**$669**	**$515**	**$515**
Total Net Debt	**$650**	**$500**	**$501**
Market Capitalization as of 1/30/18	-	$658	$658
Total Capitalization	**NA**	**$1,173**	**$1,173**
% Equity Capitalization		*56%*	*56%*
% Net Debt		*43%*	*43%*

Pro Forma Credit Statistics

	LTM 9/30/17	Pro Forma Post IPO	Pro Forma Repricing
EGM Adjusted EBITDA[2]	$104	$104	$104
CA PF Adjusted EBITDA	**$122**	**$122**	**$122**
Credit Statistics			
Total Net Debt / CA PF Adj. EBITDA	5.3x	4.1x	4.1x
CA PF Adj. EBITDA / Cash Interest Expense	3.3x	3.3x	4.0x
Liquidity[3]	$49	$45	$44
Credit Statistics Including Greenshoe[4]			
Total Net Debt / CA PF Adj. EBITDA			3.9x
CA PF Adj. EBITDA / Cash Interest Expense			4.0x
Liquidity[3]			$67

Note: Assumes Term Loan repriced to L + 425

(1) Includes ~$1.4mm of accrued interest in January 2018

(2) Per PlayAGS, Inc. public filings

(3) Includes total cash and cash equivalents and undrawn revolving credit facility

(4) Assumes full exercise of greenshoe ($23mm of net proceeds)

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4 SUMMARY OF TERMS Borrower  AP Gaming I, LLC (the “Borrower”) Facility  $513mm Senior Secured First Lien Term Loan (the “First Lien”) LIBOR Floor  1.0% (same as existing) Guarantors  Same as existing Security  Same as existing Maturity  February 2024 (same as existing) Amortization  1.0% per annum, paid quarterly, with remainder due at maturity (same as existing) Mandatory Prepayments  Same as existing Voluntary Prepayments  101% soft call reset for 6 months Financial Covenant  Maximum Net First Lien Leverage Ratio (no change to existing levels) Affirmative and Negative Covenants  Same as existing

5 Date Event January 31 st Lender call February 6 th Amendment responses and commitments due (12:00 pm ET) February 9 th Close and fund Denotes Holiday Key Date TRANSACTION TIMELINE January 2018 February 2018 S M T W T F S S M T W T F S 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28

CONTACT INFORMATION

- Signature pages to the amendment are due on Tuesday, February 6th by 12:00PM ET
- Amendment consents will be managed through LendAmend. Please register your vote online at lendamend.com or send an executed signature page to AGSJan18@Lendamend.com
- For business diligence questions, please contact:
  - **Yong Zheng, Associate, Jefferies Finance LLC**
    - yzheng@jefferies.com
    - (212) 323-3356
  - **Chris Wade, Senior Vice President, Leveraged Finance**
    - cwade@jefferies.com
    - (917) 421-1992
- For legal diligence questions, please contact:
  - **Javier Ortiz, Associate, Cahill Gordon & Reindel LLP**
    - jortiz@cahill.com
    - (212) 701-3301
  - **Michael Sherman, Partner, Cahill Gordon & Reindel LLP**
    - msherman@cahill.com
    - (212) 701-3747

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CREDIT AGREEMENT PF ADJUSTED EBITDA RECONCILIATION

($ in mm)

EBITDA Reconciliation

	Year Ended	Nine months ended		LTM
	12/31/2016	9/30/2016	9/30/2017	9/30/2017
Net Loss	($81.3)	($61.1)	($36.6)	($56.8)
Income tax expense (benefit)	(3.0)	(4.9)	4.6	6.5
Depreciation and amortization	80.1	60.5	53.6	73.3
Write downs and other	3.2	2.1	2.7	3.8
Other expense (income)	7.4	6.3	(4.8)	(3.7)
Interest income	0.0	0.0	0.0	0.0
Interest expense	59.9	44.2	42.4	58.2
Loss on extinguishment and modification of debt	-	-	8.1	8.1
Other expense (income)	18.9	16.2	10.5	13.2
Total Adjusted EBITDA	**$85.3**	**$63.2**	**$80.4**	**$102.5**
Credit Agreement Adjustments:				
Loss Associated with Table Products (Ramping Business) [1]	$1.7			$1.0
Loss Associated with Interactive (Ramping Business) [1]	4.7			1.0
FY Impact of Capex Incurred / Contracted Placements within the Next 6 Months [2]	4.2			2.9
Run-Rate Net Impact of New Unit Placements [3]	5.8			4.0
Annualization of Realized Synergies	1.0			-
FY Impact of In Bet Acquisition (Closed August 2017)	-			1.0
FY Impact of Rocket Gaming Assets Acquisition (Closed December 2017)	-			10.0
Credit Agreement Pro Forma Adjusted EBITDA[4]	**$102.7**			**$122.5**

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(1) EBITDA losses associated with Table Products and Interactive segments which are currently ramping
(2) Full-year adjustment for machines pending install and contracted to be placed within the next 6 months
(3) Annualization of EBITDA contribution from new units placed intrayear; net of units displaced
(4) Per the Credit Agreement, Credit Agreement Pro Forma Adjusted EBITDA is calculated on a last-twelve month basis. As a result, Credit Agreement Pro Forma Adjusted EBITDA is not presented for the nine months ended September 30, 2016 and 2017

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